                                                                   EXHIBIT 10.25

                                 STANDARDIZED
                              ADOPTION AGREEMENT
                   PROTOTYPE CASH OR DEFERRED PROFIT-SHARING
                            PLAN AND TRUST ACCOUNT

                                 Sponsored By

                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

The Employer named below hereby establishes a Cash or Deferred Profit-Sharing Plan for eligible Employees as provided in this Adoption Agreement and the accompanying Basic Prototype Plan and Trust Account Basic Plan Document #01.

1.   EMPLOYER INFORMATION

     Employer's Name:         RealSelect, Inc.
     Address:                 5655 Lindero Canyon Road, Suite 120
                              Westlake Village, CA  91362

     Telephone Number:        (818) 865-3570

     Tax I.D. Number:         77-0442995

     Form of Business:
     [_]  Sole Proprietor     [_]  Partnership  [_]  S Corporation
     [X]   Corporation   [_]  Other

     Name of Individual Authorized to Issue Instructions to the Trustee:

                         N/A

     Name of Plan:       RealSelect, Inc.
                         401(K) RETIREMENT PLAN

     Three Digit Plan Number for Annual Return/Report:          001

2.   EFFECTIVE DATE

     (a) This is a new Plan having an effective date of JANUARY 1, 1998.
                                                        ---------------
     (b) This is an amended Plan.
         The effective date of the original Plan was _______________. The effective date of the amended Plan is _________________.

     (c) If different from above, the Effective Date for the Plan's Elective Deferral provisions shall be SEPTEMBER 1, 1998.
                                      -----------------

3.   DEFINITIONS

     (a) "Compensation"  The computation period shall be the:
         [X]  (i)   Plan Year.
         [_]  (ii)  Employer's Taxable Year.
         [_]  (iii) Calendar Year.

                                                               Prototype Cash or
                                                                Deferred Profit-
                                                               Sharing Plan #001

     Compensation shall be determined on the basis of the following definition:
     [_]  (iv)   Code Section 6041 and 6051 Compensation,
     [X]  (v)    Code Section 3401(a) Compensation, or
     [_]  (vi)   Code Section 415 Compensation.

     Compensation [X] shall [ ] shall not include Employer contributions made pursuant to a Salary Savings Agreement which are not includable in the gross income of the Employee for the reasons indicated in the definition of Compensation at 1.12 of the Basic Plan Document #01.

     For purposes of the Plan, Compensation shall be limited to $__________, the maximum amount which will be considered for Plan purposes. [If an amount is specified, it will limit the amount of contributions allowed on behalf of higher compensated Employees. Completion of this section is not intended to coordinate with the Code Section 401(a)(17) definition of Compensation.]

(b)  "Entry Date"
     [_]  (i)    The first day of the Plan Year during which an Employee meets the eligibility requirements.
     [_]  (ii)   The earlier of the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or
                 following the date on which an Employee meets the eligibility requirements.
     [_]  (iii)  The first day of the month coinciding with or following the date on which an Employee meets the eligibility requirements.
     [X]  (iv)   The first day of the Plan Year, or the first day of the fourth month, or the first day of the seventh month or the first day of the tenth month, of the Plan Year coinciding with or
                 following the date on which an Employee meets the eligibility requirements.
     [_]  (v)    Immediately after an Employee meets the eligibility
                 requirements.

(c) "Hours of Service" Shall be determined on the basis of the method selected below. Only one method may be selected. The method selected shall be applied to all Employees covered under the Plan as follows:

     [X]  (i)    On the basis of actual hours for which an Employee is paid or entitled to payment.
     [_]  (ii)   On the basis of days worked.
                 An Employee shall be credited with ten (10) Hours of Service if under paragraph 1.42 of the Basic Plan Document #01 such
                 Employee would be credited with at least one (1) Hour of
                 Service during the day.
     [_]  (iii)  On the basis of weeks worked.
                 An Employee shall be credited with forty-five (45) Hours of
                 Service if under paragraph 1.42 of the Basic Plan Document #01 such Employee would be credited with at least one (1) Hour of
                 Service during the week.
     [_]  (iv)   On the basis of semi-monthly payroll periods.
                 An Employee shall be credited with ninety-five (95) Hours of
                 Service if under paragraph 1.42 of the Basic Plan Document #01 such Employee would be credited with at least one (1) Hour of
                 Service during the semi-monthly payroll period.
     [_]  (v)    On the basis of months worked.
                 An Employee shall be credited with one-hundred-ninety (190)
                 Hours of Service if under paragraph 1.42 of the Basic Plan
                 Document #01 such Employee would

                                                               Prototype Cash or
                                                                Deferred Profit-
                                                               Sharing Plan #001

                 be credited with at least one (1) Hour of Service during the month.

(d)  "Limitation Year" The same 12-consecutive month period as the Plan Year.

(e)  "Net Profit"

     [X]   (i)   Not applicable, profits will not be required for any
                 contributions.
     [_]   (ii)  As defined in paragraph 1.49 of the Basic Plan Document #01.
     [_]   (iii) Shall be defined as:

                          ___________________________

(f)  "Plan Year" The 12-consecutive month period commencing on January 1 and
                                                               ---------
     ending on December 31.
               -----------
     If applicable, the Plan Year will be a short Plan Year commencing on _______ and ending on _______. Thereafter, the Plan Year shall end on the date last specified above.

(g) "Qualified Early Retirement Age" For purposes of making distributions under the provisions of a Qualified Domestic Relations Order, the Plan's Qualified Early Retirement Age with regard to the Participant against whom the order is entered [X] shall [_] shall not be the date the order is determined to be qualified. If "shall" is elected, this will only allow payout to the alternate payee(s).

(h) "Qualified Joint and Survivor Annuity" The safe-harbor provisions of paragraph 8.7 of the Basic Plan Document #01 [X] are [_] are not applicable. If not applicable, the survivor annuity shall be ______% (50%, 66-2/3%, 75% or 100%) of the annuity payable during the lives of the Participant and Spouse. If no answer is specified, 50% will be used.

(i)  "Taxable Wage Base"

     [X]   (i)   Not Applicable - Plan is not integrated with Social Security.
     [_]   (ii)  The maximum earnings considered wages for such Plan Year under
                 Code Section 3121(a).

(j) "Valuation Date(s)" Participant Accounts will be adjusted daily to reflect all allocations at Article V of the Basic Plan Document.

(k)  "Year of Service"

      (i) For Eligibility Purposes: The 12-consecutive month period during which an Employee is credited with 1 (not more than 1,000) Hour of
                                             ---
           Service.
      (ii) For Allocation Accrual Purposes: For Participants employed on the last day of the Plan Year a Year of Service is not required to receive an allocation. For Participants who terminate employment prior to the last day of the Plan Year refer to Section 8 ALLOCATIONS TO TERMINATED EMPLOYEES.
      (iv) For Vesting Purposes: The 12-consecutive month period during which an Employee is credited with 1000 (not more than 1,000) Hours of
                                     ----
           Service.

                                                               Prototype Cash or
                                                                Deferred Profit-
                                                               Sharing Plan #001

4.   ELIGIBILITY REQUIREMENTS

     (a)   Service and Age:
           [X]  (i)   For Elective Deferrals, or Employer Contributions [unless
                      specified otherwise at (ii) below]:
                          [X]  (1) The Plan shall have no service requirement.
                          [X]  (2) The Plan shall have no age requirement.
                          [_]  (3) The Plan shall cover only Employees having
                                   completed at least _ [not more than one (1)]
                                   Years of service.
                          [_]  (4) The Plan shall cover only Employees having
                                   attained age _ (not more than 21).
           [_]  (ii)  For contributions [not covered at (i) above] specify the
                      Service and/or Age requirements below:

           Type of                       Service                     Age
           Contribution                  Requirement                 Requirement
           ------------                  -----------                 -----------
     (1)   Employer Matching             _________           __
     (2)   Qualified Non-Elective        _________           __
     (3)   Discretionary Profit-Sharing  _________           __

                Not more than two (2) years and not more than age 21 may be specified.

     NOTE: If the eligibility period selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such period. If the eligibility period exceeds one (1) Year of Service, the vesting provisions at Section 12 herein must be completed to provide a 100% vested and nonforfeitable benefit upon participation.

     (b)   Classification:
           The Plan shall cover all Employees who have met the age and Service requirements with the following exceptions:

           [X]  (i)   No exceptions.
           [_] (ii)   The Plan shall exclude Employees included in a unit of
                      Employees covered by a collective bargaining agreement between the Employer and Employee Representatives, if retirement benefits were the subject of good faith bargaining. For this purpose, the term "Employee
                      Representative" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.
           [_]  (iii) The Plan shall exclude Employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United
                      States.

     (c)   Employees on Effective Date:
           [X]  (i)   Not Applicable. All Employees will be required to satisfy
                      both the age and Service requirements specified above.
           [_]  (ii)  Employees employed on the Plan's original Effective Date do not have to satisfy the Service requirements specified above.
           [_]  (iii) Employees employed on the Plan's original Effective Date do not have to satisfy the age requirements specified above.
           [_]  (iv)  Employees do not have to meet the age and Service requirements specified above on an Effective Date chosen at the discretion of the Employer.

                                                               Prototype Cash or
                                                                Deferred Profit-
                                                               Sharing Plan #001

5. RETIREMENT AGES

   (a)     Normal Retirement Age:

           If the Employer imposes a requirement that Employees retire upon reaching a specified age, the Normal Retirement Age selected below may not exceed the Employer imposed mandatory retirement age.
           [X]  (i)     Normal Retirement Age shall be 65 (not to exceed age
                                                       --
                        65).

           [_]  (ii)    Normal Retirement Age shall be (not to exceed age 65) or
                        the (not to exceed the 5th) the later of attaining age anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.
     (b)   Early Retirement Age:

           [_]  (i)     Not Applicable.
           [X]  (ii)    The Plan shall have an Early Retirement Age of 55
                        (not less than 55) and completion of 5 Years of
                                                            ---
                        Service.

6.   EMPLOYEE CONTRIBUTIONS

     [X]   (a)  Participants shall be permitted to make Elective Deferrals in any amount from 1 % up to 15 % of their Compensation.
                           --        --
     [_]   (b)  Participants shall be permitted to make after tax Voluntary
                Contributions in any amount from ___% up to ___ % of their Compensation.
           (c)  Participants shall be permitted to amend their deferral agreements to change the contribution percentage:

                       [X]  (i)   On the first day of the next quarter.
                       [_]  (ii)  Upon 30 days notice to the Employer.
                       [_]  (iii) On the first day of the Plan Year and the
                                  first day of the seventh month of the Plan
                                  Year.
                       [_]  (iv)  On the Plan Entry Date.
           (d) Participants [ ] may [X] may not have Elective Deferrals recharacterized as Voluntary Contributions to satisfy the Average Deferral Percentage Test.

7.   EMPLOYER CONTRIBUTIONS AND ALLOCATION THEREOF

     NOTE: The Employer shall make contributions to the Plan in accordance with the formula or formulas selected below. The Employer's contribution shall be subject to the limitations contained in Articles III and X. For this purpose, a contribution for a Plan Year shall be limited for the Limitation Year which ends with or within such Plan Year. Also, the integrated allocation formulas below are for Plan Years beginning in 1989 and later. The Employer's allocation for earlier years shall be as specified in its Plan prior to amendment for the Tax Reform Act of 1986.

     (a)   Profits Requirement:
           (i)  Current or Accumulated Net Profits are required for:
                Yes    No
                ---    --
                [_]    [X]    (A)  Matching Contributions.
                [_]    [X]    (B)  Qualified Non-Elective Contributions.
                [_]    [X]    (C)  Discretionary contributions.

     NOTE: Elective Deferrals can always be contributed regardless of profits.

                                                               Prototype Cash or
                                                                Deferred Profit-
                                                               Sharing Plan #001

[X]  (b)  Salary Savings Agreement:
          The Employer shall contribute and allocate to each Participant's account an amount equal to the amount withheld from the Compensation of such Participant pursuant to his or her Salary Savings Agreement. If applicable, the maximum percentage is specified in Section 6 above.

          An Employee who has terminated his or her election under the Salary Savings Agreement other than for hardship reasons may not make another Elective Deferral:

          [_]  (i)       until the first day of the next Plan Year.
          [X]  (ii)      for a period of 3 month(s) (not to exceed 12 months).
                                        ---
          [_]  (iii)     until the next Plan Entry Date.
          [_]  (iv)      until the of the next Plan Entry Date after __ days or
                         __ months.

[X]  (c)  Matching Employer Contribution [See Paragraphs (g) and (h)]:
          [_]  (i)       Percentage Match: The Employer shall continue and
                         allocate to each eligible Participant's account an amount equal to ___% of the amount contributed and allocated in accordance with paragraph 7(b) above and (if checked) ___% of [_] the amount of Voluntary
                         Contributions made in accordance with paragraph 4.1 of the Basic Plan Document #01. The Employer shall not match Participant Elective Deferrals as provided above in excess of $ ___ or in excess of ___% of the Participant's Compensation or if applicable, Voluntary
                         Contributions in excess of $ ___ or in excess of ___% of the Participant's Compensation. In no event will the match on both Elective Deferrals and Voluntary
                         Contributions exceed a combined amount of $ ___ or ___%

          [X]  (ii)      Discretionary Match: The Employer shall contribute and
                         allocate to each eligible Participant's account a percentage of the Participant's Elective Deferral contributed and allocated in accordance with paragraph
                         7(b) above. The Employer shall set such percentage prior to the end of the Plan Year. The Employer shall not match Participant Elective Deferrals in excess of an amount specified by the Employer each year.

          [X]  (iii)     Qualified Match: Employer Matching Contributions will
                         be treated as Qualified Matching Contributions to the extent specified below:

                         [_]  (A)   All Matching Contributions.
                         [X]  (B)   None.
                         [_]  (C)   % of the Employer's Matching Contribution.
                         [_]  (D)   up to % of each Participant's Compensation.
                         [_]  (E)   The amount necessary to meet the [ ] Average
                                    Deferral Percentage (ADP) test, [ ] Average
                                    Contribution Percentage (ACP) test, [ ] Both the ADP and ACP tests.
                         Qualified Matching Contributions are fully vested and are subject to withdrawal restrictions prior to the earlier of age 59 1/2 or separation from employment.

               (iv) Matching Contribution Computation Period: The time period upon which matching contributions will be based shall be
                         [_]  (A)   weekly
                         [_]  (B)   bi-weekly
                         [_]  (C)   semi-monthly
                         [_]  (D)   monthly
                         [_]  (E)   quarterly

                                                               Prototype Cash or
                                                                Deferred Profit-
                                                               Sharing Plan #001

                    [_]  (F)  semi-annually
                    [X]  (G)  annually

               (v) Eligibility for Match: Employer Matching Contributions, whether or not Qualified, will only be made on Employee Contributions not withdrawn prior to the end of the [ ] Matching Contribution Computation Period [X]Plan Year.

[X]  (d)  Qualified Non-Elective Employer Contribution - [See Paragraphs (g) and
          (h)]
          The Employer shall have the right to make an additional fully vested discretionary contribution subject to withdrawal restrictions prior to the earlier of age 59 1/2 or separation from employment. Such contributions shall be allocated to each eligible Employee in proportion to his or her Compensation as a percentage of the Compensation of all eligible Employees. This part of the Employer's contribution and the allocation thereof shall be unrelated to any Employee contributions made hereunder. Qualified non-Elective Contributions shall be taken into account to the extent necessary to satisfy the ADP or ACP test requirements. Qualified non-Elective Contributions will be allocated to:
          [X]  (i)  All Employees eligible to participate.
          [_] (ii) Only non-Highly Compensated Employees eligible to participate.

[X]  (e)  Additional Employer Contribution Other Than Qualified Non-Elective
          Contributions- Non-Integrated [See Paragraphs (g) and (h)]
          The Employer shall have the right to make an additional discretionary contribution which shall be allocated to each eligible Employee in proportion to his or her Compensation as a percentage of the Compensation of all eligible Employees. This part of the Employer's contribution and the allocation thereof shall be unrelated to any Employee contributions made hereunder.

[_]  (f)  Additional Employer Contribution - Integrated Allocation Formula [See
          Paragraphs (g) and (h)]
          The Employer shall have the right to make an additional discretionary contribution. The Employer's contribution for the Plan Year plus any forfeitures shall be allocated to the accounts of eligible Participants as follows:
          (i) First, to the extent contributions and forfeitures are sufficient, all Participants will receive an allocation equal to 3% of their Compensation.
          (ii) Next, any remaining Employer Contributions and forfeitures will be allocated to Participants who have Compensation in excess of the Taxable Wage Base (excess Compensation). Each such Participant will receive an allocation in the ratio that his or her excess compensation bears to the excess Compensation of all Participants. Participants may only receive an allocation of 3% of excess Compensation.
          (iii) Next, any remaining Employer contributions and forfeitures will be allocated to all Participants in the ratio that their Compensation plus excess Compensation bears to the total Compensation plus excess Compensation of all Participants. Participants may only receive an allocation of up to 2.7% of their Compensation plus excess Compensation, under this allocation method.
          (iv) Next, any remaining Employer contributions and forfeitures will be allocated to all Participants (whether or not they received an allocation under the preceding paragraphs) in the ratio that each Participant's Compensation bears to all Participants' Compensation.

          NOTE: Only one plan maintained by the Employer may be integrated with Social Security.

                                                               Prototype Cash or
                                                                Deferred Profit-
                                                               Sharing Plan #001

     (g)   Allocation of Excess Amounts (Annual Additions)
           Excess Amounts shall be eliminated by first returning Employee after tax contributions, then returning Employee required after tax contributions, and then returning Employee Elective Deferrals. In the case of a Highly Compensated Employee only unmatched Elective Deferrals may be returned. If any excess remains after completing the above refunds the excess will be:
           [X]  (i)   unallocated until the next Limitation Year at which time
                      it will be allocated to the affected Participant.
           [_]  (ii)  allocated to other eligible Participants in proportion to
                      Compensation.

     (h)   Minimum Employer Contribution Under Top-Heavy Plans:
           For any Plan Year during which the Plan is Top-Heavy, the sum of the contributions and forfeitures as allocated to eligible Employees under paragraphs 7(d), 7(e), 7(f), 7(g) and 9 of this Adoption Agreement shall not be less than the amount required under paragraph
           14.2 of the Basic Plan Document #01. Top-Heavy minimums will be allocated to:
           [_]  (i)   all eligible Participants.
           [X]  (ii)  only eligible non-Key Employees who are Participants.

     (i)   Return of Excess Contributions and/or Excess Aggregate Contributions:
           In the event that one or more Highly Compensated Employees is subject to both the ADP and ACP tests and the sum of such tests exceeds the Aggregate Limit, the limit will be satisfied by reducing the:
           [_]  (i)   the ACP of the affected Highly Compensated Employees.
           [X]  (ii)  a combination of the ADP and ACP of the affected Highly
                      Compensated Employees.
           [_]  (iii) The ADP of the affected Highly Compensated Employees.

8.   ALLOCATIONS TO TERMINATED EMPLOYEES

     The Employer will allocate Employer related contributions to any Participant who terminates employment during the Plan Year and is credited with more than 500 Hours of Service. The Employer will also allocate Employer Matching Contributions to any Participant who terminates employment during the Plan Year and is credited with 1 (not more than 500)
                                                         ---
     Hour of Service. The Employer will allocate all Employer related contributions to any Participant who terminates during the Plan Year without accruing the necessary Hours of Service if they terminate as a result of:

           [X]  (i)   Retirement.
           [X]  (ii)  Disability.
           [X]  (iii) Death.
           [_]  (iv)  Other termination.

9.   ALLOCATION OF FORFEITURES

     NOTE: Subsections (a), (b) and (c) below apply to forfeitures of amounts other than Excess Aggregate Contributions.

     (a)   Allocation Alternatives:

           [_]  (i)   Not Applicable. All contributions are always fully vested.
           [_]  (ii)  Forfeitures shall be allocated to Participants in the same manner as the

                                                               Prototype Cash or
                                                                Deferred Profit-
                                                               Sharing Plan #001

                      Employer's contribution.

                      [1] Forfeitures attributable to Employer discretionary contributions and Top-Heavy minimums will be allocated to:
                           [_]  all eligible Participants under the Plan.
                           [_]  only those Participants eligible for an
                                allocation of matching contributions in the current year.
                      [2] Forfeitures attributable to Employer Matching contributions will be allocated to:
                           [_]  all eligible Participants.
                           [_] only those Participants eligible for allocations of matching contributions in the current year.
           [X]  (iii) Forfeitures shall be applied to reduce the Employer's contribution for such Plan Year.
           [_]  (iv)  Forfeitures shall be applied to offset administrative expenses of the Plan. If forfeitures exceed these expenses, (iii) above shall apply.

     (b)   Date for Reallocation:
           Forfeitures shall be reallocated to eligible Employees on the earlier of: (i) the end of the Plan Year during which the Participant receives distribution of his or her benefit, or (ii) the end of the Plan Year during which the Participant incurs five consecutive one year Breaks in Service.

     (c)   Restoration of Forfeitures:
           If amounts are forfeited prior to five consecutive 1-year Breaks in Service, the Funds for restoration of account balances will be obtained by means of an additional Employer contribution.

     (d)   Forfeitures of Excess Aggregate Contributions shall be
           [X]  (i)   Applied to reduce Employer contributions.
           [_]  (ii)  Allocated, after all other forfeitures under the Plan, to the Matching Contribution account of each non-Highly
                      Compensated Participant who made Elective Deferrals or
                      Voluntary Contributions in the ratio which each such Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.
                      Such forfeitures cannot be allocated to the account of any Highly Compensated Employee.
           Forfeitures of Excess Aggregate Contributions will be so applied at the end of the Plan Year in which they occur.

10.  CASH OPTION

[X]  (a)   The Employer may permit a Participant to elect to defer to the Plan, an amount not to exceed 100 % of any Employer paid cash bonus made
                                   ---
           for such Participant for any year. A Participant must file an election to defer such contribution at least fifteen (15) days prior to the end of the Plan Year. If the Employee fails to make such an election, the entire Employer paid cash bonus to which the Participant would be entitled shall be paid as cash and not to the Plan. Amounts deferred under this section shall be treated for all purposes as Elective Deferrals. Notwithstanding the above, the election to defer must be made before the bonus is made available to the Participants.

[_]  (b)   Not Applicable.

                                                               Prototype Cash or
                                                                Deferred Profit-
                                                               Sharing Plan #001

11.  LIMITATIONS ON ALLOCATIONS AND TOP HEAVY PROVISIONS

     [X] This section is not applicable since this is the only Plan the Employer maintains or ever maintained.

     [_] Annual Additions - The Employer does maintain or has maintained another Plan (including a Welfare Benefit Fund or an individual medical account [as defined in Code Section 415(l)(2)], under which amounts are treated as Annual Additions) and has completed the proper sections below.
           Complete (a), (b) and (c) only if the Employer maintains or ever maintained another qualified plan, including a Welfare Benefit Fund or an individual medical account [as defined in Code Section 415(l)(2)], in which any Participant in this Plan is (or was) a participant or could possibly become a participant.

     (a) If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer, other than a Master or Prototype Plan:
           [_]  (i)   the provisions of Article X of the Basic Plan Document #01 will apply, as if the other plan were a Master or Prototype Plan.
           [_]  (ii)  Attach provisions stating the method under which the plans will limit total Annual Additions to the Maximum
                      Permissible Amount, and will properly reduce any Excess
                      Amounts, in a manner that precludes Employer discretion.

     (b) If a Participant is or ever has been a participant in a Defined Benefit Plan maintained by the Employer:
           Attach provisions which will satisfy the 1.0 limitation of Code
           Section 415(e). Such language must preclude Employer discretion. The Employer must also specify the interest and mortality assumptions used in determining Present Value in the Defined Benefit Plan.

     (c) Top Heavy Contribution - The minimum contribution or benefit required under Code Section 416 relating to Top-Heavy Plans shall be satisfied by:
           [_]  (i)   this Plan.
           [_]  (ii)  ________________________________________
                      (Name of other qualified plan of the Employer).
           [_]  (iii) Attach provisions stating the method under which the minimum contribution and benefit provisions of Code
                      Section 416 will be satisfied. If a Defined Benefit Plan
                      is or was maintained, an attachment must be provided
                      showing interest and mortality assumptions used in the
                      Top-Heavy Ratio.

12.  VESTING

     Employees shall have a fully vested and nonforfeitable interest in any Employer contribution and the investment earnings thereon made in accordance with paragraph 6 hereof. Employer contributions and the investment earnings thereon made in accordance with paragraph 7(b), 7(c)(iii), 7(d) and, if elected, paragraphs [ ] 7(c)(i), [ ] 7(c)(ii), [ ] 7(e) and [ ] 7(f) are also fully vested. Other Employer contributions shall be subject to the vesting table selected by the Employer except with respect to any Plan Year during which the Plan is Top-Heavy, in which case the Two-twenty vesting schedule [Option (b)(iii)] shall automatically apply unless the Employer has already elected a faster vesting schedule. If the Plan is switched to option (b)(iii), because of its Top-Heavy status, that vesting schedule will remain in effect even if the Plan later becomes non-Top-Heavy until the Employer executes an amendment of this Adoption Agreement indicating otherwise.

                                                               Prototype Cash or
                                                                Deferred Profit-
                                                               Sharing Plan #001

     (a)    Computation Period:

            The computation period for purposes of determining Years of Service and Breaks in Service for purposes of computing a Participant's nonforfeitable right to his or her account balance derived from Employer contributions:

            [_]  (i)     shall not be applicable since Participants are always
                         fully vested,

            [_]  (ii)    shall commence on the date on which an Employee first
                         performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof, or

            [X]  (iii)   shall commence on the first day of the Plan Year during
                         which an Employee first performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof.

            A Participant shall receive credit for a Year of Service if he or she completes at least 1,000 Hours of Service [or if lesser, the number of hours specified at 3(k)(iv) of this Adoption Agreement] at any time during the 12-consecutive month computation period. Consequently, a Year of Service may be earned prior to the end of the 12-consecutive month computation period and the Participant need not be employed at the end of the 12-consecutive month computation period to receive credit for a Year of Service.

     (b)    Vesting Schedules:

     NOTE: The vesting schedules below only apply to a Participant who has at least one Hour of Service during or after the 1989 Plan Year. If applicable, Participants who separated from Service prior to the 1989 Plan Year will remain under the vesting schedule as in effect in the Plan prior to amendment for the Tax Reform Act of 1986.

[_]  (i)    Full and immediate vesting.

                                       Years of Service
                                       ----------------
                     1       2       3       4        5        6       7
                  ------  ------  ------  -------  -------  -------  ------
[_]  (ii)           0%       0%     0%       0%      100%     100%    100%
[_]  (iii)         __%      20%    40%      60%       80%     100%    100%
[_]  (iv)          __%      __%    20%      40%       60%      80%    100%
[X]  (v)           25%      50%    75%     100%      100%     100%    100%
                  ------  ------  ------  -------  -------  -------  ------

[_] An Employee shall be _____% vested upon being hired. (This option can only be used in conjunction with vesting schedule (v).

     NOTE: The percentages selected for schedule (v) may not be less for any year than the percentages shown at schedule (iv).

     (c)    Service Disregarded For Vesting:

            [X]     (i)   Not Applicable.  All Service shall be considered.
            [_]     (ii)  Service prior to the Effective Date of this Plan or a predecessor plan shall be disregarded when
                             computing a Participant's vested and nonforfeitable interest.
            [_]     (iii) Service prior to a Participant having attained age 18 shall be disregarded when computing a Participant's vested and nonforfeitable interest.

                                                               Prototype Cash or
                                                                Deferred Profit-
                                                               Sharing Plan #001

13.  SERVICE WITH PREDECESSOR ORGANIZATION

     For purposes of satisfying the Service requirements for eligibility, Hours of Service shall include Service with the following predecessor organization(s):
     (These hours will also be used for vesting purposes.)

14.  ROLLOVER/TRANSFER CONTRIBUTIONS

     (a) Rollover Contributions, as described at paragraph 4.3 of the Basic Plan Document #01, [X] shall [_] shall not be permitted. If permitted, Employees [X] may [_] may not make Rollover Contributions prior to meeting the eligibility requirements for participation in the Plan.

     (b) Transfer Contributions, as described at paragraph 4.4 of the Basic Plan Document #01 [X] shall [_] shall not be permitted. If permitted, Employees [X] may [_] may not Transfer Contributions prior to meeting the eligibility requirements for participation in the Plan.

     NOTE: The Employer may not accept such contributions if they are subject to the Joint and Survivor Annuity Rules.

15.  HARDSHIP WITHDRAWALS

     Hardship withdrawals, as provided for in paragraph 6.9 of the Basic Plan Document #01, [X] are [ ] are not permitted.

16.  PARTICIPANT LOANS

     Participant loans, as provided for in paragraph 13.5 of the Basic Plan Document #01, [X] are [ ] are not permitted. If permitted, repayments of principal and interest shall be repaid to [X] the Participant's segregated account or [ ] the general Fund.

17.  EMPLOYEE INVESTMENT DIRECTION

     Participants may direct all Contributions among funds offered by the Sponsor in accordance with paragraph 13.8 of the Basic Plan Document #01.

18.  EARLY PAYMENT OPTION

     (a) A Participant who separates from Service prior to retirement, death or Disability [X] may [ ] may not make application to the Employer requesting an early payment of his or her vested account balance.

     (b) A Participant who has attained age 59-1/2 and who has not separated from Service [ ] may [X] may not obtain a distribution of his or her vested Employer contributions. Distribution can only be made if the Participant is 100% vested.

     (c) A Participant who has attained the Plan's Normal Retirement Age and who has not separated from

                                                               Prototype Cash or
                                                                Deferred Profit-
                                                               Sharing Plan #001


            Service [X] may [ ] may not receive a distribution of his or her vested account balance.

     NOTE: If the Participant has had the right to withdraw his or her account balance in the past, this right may not be taken away. Notwithstanding the above, to the contrary, required minimum distributions will be paid.

19.  DISTRIBUTION OPTIONS

     (a)    Timing of Distributions:
            [_]  (i)     As soon as administratively feasible following the
                         close of the Plan Year during which a distribution is
                         requested or is otherwise payable.
            [X]  (ii)    As soon as administratively feasible, following the
                         date on which a distribution is requested or is
                         otherwise payable.
            [_]  (iii)   As soon as administratively feasible, after the
                         consecutive one-year Breaks in Service. close of the
                         Plan Year during which the Participant incurs
            [_]  (iv)    Only after the Participant has achieved the Plan's
                         Normal Retirement Age, or Early Retirement Age, if applicable.

     (b)    Optional Forms of Payment:
            [X]  (i)     Lump Sum.
            [_]  (ii)    Installment Payments.
            [_]  (iii)   Life Annuity*.
            [_]  (iv)    Life Annuity  Term Certain*.
                         Life Annuity with payments guaranteed for period (not
                         to exceed 20 years, specify all applicable).
            [_]  (v)     Joint and [_] 50%, [_] 66-2/3%, [_] 75% or [_] 100%
                         survivor annuity* (specify all applicable).
            [_]  (vi)    If applicable, other form(s) as previously offered
            *Not available in Plan meeting provisions of paragraph 8.7 of Basic Plan Document #01.

     (c)    Recalculation of Life Expectancy:
            In determining required distributions under the Plan, Participants and/or their Spouse (Surviving Spouse) [X] shall [ ] shall not have the right to have their life expectancy recalculated annually. If life expectancy is recalculated, it will follow the Employer's administrative policy.

20.  SPONSOR CONTACT

     Employers should direct questions concerning the language contained in and qualification of the Prototype to:

            The Case Manager Assigned to Your Plan

            1-800-338-4015

     In the event that the Sponsor amends, discontinues or abandons this Prototype Plan, notification will be provided to the Employer's address provided on the first page of this Agreement.

                                                               Prototype Cash or
                                                                Deferred Profit-
                                                               Sharing Plan #001

21.  SIGNATURES

     The Sponsor recommends that you contact your attorney or tax advisor prior to executing this Adoption Agreement.

     (a)  EMPLOYER:
          Name and address of Employer if different than specified in Section 1 above.



          This agreement and the corresponding provisions of the Plan and Trust Account Basic Plan Document #01 were adopted by the Employer the _____
          day of _________________, 19   .
                                      ---

          Signed for the Employer by:   Catherine Kwong Giffen
          Title:                        VP of Human Resources and Administration

          Signature:                    ________________________________________

          The Employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its Plan.

          Employer's Reliance: An Employer who maintains or has ever maintained or who later adopts any Plan [including, after December 31, 1985, a Welfare Benefit Fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in Section 419A(d)(3)] or an individual medical account, as defined in Code Section 415(l)(2) in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If the Employer who adopts or maintains multiple Plans wishes to obtain reliance that such Plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue. The Employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its plan. This Adoption Agreement may only be used in conjunction with Basic Plan Document #01.

          The Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code unless the terms of the Plan, as herein adopted or amended, that pertain to the requirements of Sections 401(a)(4), 401(a)(17), 401(l), 401(a)(5), 410(b) and 414(s)
          of the Code, as amended by the Tax Reform Act of 1986 or later laws,
          (a) are made effective retroactively to the first day of the first Plan Year beginning after December 31, 1988 (or such other date on which these requirements first become effective with respect to this
          Plan); or (b) are made effective no later than the first day on which the Employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the Plan constitute an interpretation.

                                                               Prototype Cash or
                                                                Deferred Profit-
                                                               Sharing Plan #001


21.  SIGNATURES

     The Sponsor recommends that you contact your attorney or tax advisor prior to executing this Adoption Agreement.

     (a)  EMPLOYER:
          Name and address of Employer if different than specified in Section 1 above.
          New Homes Search



          This agreement and the corresponding provisions of the Plan and Trust Account Basic Plan Document #01 were adopted by the Employer the _____
          day of _________________, 19   .
                                      ---

          Signed for the Employer by:
          Title:

          Signature:                        ____________________________________

          The Employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its Plan.

          Employer's Reliance: An Employer who maintains or has ever maintained or who later adopts any Plan [including, after December 31, 1985, a Welfare Benefit Fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in Section 419A(d)(3)] or an individual medical account, as defined in Code Section 415(l)(2) in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If the Employer who adopts or maintains multiple Plans wishes to obtain reliance that such Plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue. The Employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its plan. This Adoption Agreement may only be used in conjunction with Basic Plan Document #01.

          The Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code unless the terms of the Plan, as herein adopted or amended, that pertain to the requirements of Sections 401(a)(4), 401(a)(17), 401(l), 401(a)(5), 410(b) and 414(s)
          of the Code, as amended by the Tax Reform Act of 1986 or later laws,
          (a) are made effective retroactively to the first day of the first Plan Year beginning after December 31, 1988 (or such other date on which these requirements first become effective with respect to this
          Plan); or (b) are made effective no later than the first day on which the Employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the Plan constitute an interpretation.

                                                               Prototype Cash or
                                                                Deferred Profit-
                                                               Sharing Plan #001

21. SIGNATURES

     The Sponsor recommends that you contact your attorney or tax advisor prior to executing this Adoption Agreement.

     (a)  EMPLOYER:
          Name and address of Employer if different than specified in Section 1 above.
          The Enterprise



          This agreement and the corresponding provisions of the Plan and Trust Account Basic Plan Document #01 were adopted by the Employer the _____
          day of _________________, 19    .
                                     -----

          Signed for the Employer by:
          Title:

          Signature:                      ______________________________________

          The Employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its Plan.

          Employer's Reliance: An Employer who maintains or has ever maintained or who later adopts any Plan [including, after December 31, 1985, a Welfare Benefit Fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in Section 419A(d)(3)] or an individual medical account, as defined in Code Section 415(l)(2) in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If the Employer who adopts or maintains multiple Plans wishes to obtain reliance that such Plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue. The Employer understands that its failure to properly complete the Adoption Agreement may result in disqualification of its plan. This Adoption Agreement may only be used in conjunction with Basic Plan Document #01.

          The Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code unless the terms of the Plan, as herein adopted or amended, that pertain to the requirements of Sections 401(a)(4), 401(a)(17), 401(l), 401(a)(5), 410(b) and 414(s)
          of the Code, as amended by the Tax Reform Act of 1986 or later laws,
          (a) are made effective retroactively to the first day of the first Plan Year beginning after December 31, 1988 (or such other date on which these requirements first become effective with respect to this
          Plan); or (b) are made effective no later than the first day on which the Employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the Plan constitute an interpretation.

                                                               Prototype Cash or
                                                                Deferred Profit-
                                                               Sharing Plan #001

[X]  (b)  TRUSTEE:

     Name of Trustee:

     Catherine Kwong Giffen & John M. Giesecke

     The assets of the Fund shall be invested in accordance with paragraph 13.3 of the Basic Plan Document #01 as a Trust. As such, the Employer's Plan as contained herein was accepted by the Trustee the ______ day of_______, 19____.

     Signed for the Trustee by:    Catherine Kwong Giffen      John M. Giesecke
     Title:                        Trustee                     Trustee

     Signature:                    _______________________     _________________

               (c)  SPONSOR:

     The Employer's Agreement and the corresponding provisions of the Plan and Trust Account Basic Plan Document #01 were accepted by the Sponsor the 18th day of August, 1998.

     Signed for the Sponsor by:    Mark R. Hackl
     Title:                        Vice President

     Signature:                   ___________________________________